INVESTMENT ADVISER                            REPORT TO SHAREHOLDER
     Legg Mason Fund Adviser, Inc.           FOR THE SIX MONTHS ENDED
     Baltimore, MD                              SEPTEMBER 30, 1995

INVESTMENT SUB-ADVISER
     Legg Mason Capital Management, Inc.
     Baltimore, MD                                     THE
                                                    LEGG MASON
BOARD OF DIRECTORS                                   AMERICAN
     John F. Curley, Jr., Chairman                   LEADING
     Richard G. Gilmore                             COMPANIES
     Charles F. Haugh                                 TRUST
     Arnold L. Lehman
     Dr. Jill E. McGovern
     T. A. Rodgers
     Edward A. Taber, III

TRANSFER AND SHAREHOLDERS' SERVICING AGENT
     Boston Financial Data Services
     Boston, MA

CUSTODIAN
     State Street Bank & Trust Company
     Boston, MA

COUNSEL
     Kirkpatrick & Lockhart
     Washington, D.C.

INDEPENDENT AUDITORS
     Ernst & Young LLP
     Baltimore, MD

      THIS REPORT IS NOT TO BE DISTRIBUTED       PUTTING YOUR FUTURE FIRST
      UNLESS PRECEDED OR ACCOMPANIED BY A         (Legg Mason Funds Logo)
      PROSPECTUS.

                      LEGG MASON WOOD WALKER, INCORPORATED
                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000

(recycled logo) Printed on Recycled Paper
LMF-013

   TO OUR SHAREHOLDERS,
       The American Leading Companies Trust's net asset value increased from $10.68 to $11.34 per share during the quarter ended September 30, 1995. The Fund's total net assets have grown to $69 million as of the end of September.
       The Fund seeks to invest at least three-quarters of its assets in the common stocks of large capitalization companies that exhibit the ability to maintain or increase their market share. The balance of its assets may be invested in smaller market capitalization stocks, bonds, or foreign securities.
       On the following pages, J. Eric Leo, the Fund's portfolio manager, reviews the portfolio's structure and comments on the investment outlook.
       The American Leading Companies Trust is Legg Mason's large company growth alternative within its family of value stock funds. It is designed for conservative investors who are most comfortable with large, stable, well-recognized companies. We hope you will consider using the American Leading Companies Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Fund by authorizing automatic, monthly transfers from their bank checking accounts or Legg Mason money market funds. Your Investment Executive will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.
       The Board of Directors has approved an ordinary income dividend of $0.02, payable to shareholders of record on October 27, 1995.
                                          Sincerely,

                                          (Taber Signature Graphic)
                                          Edward A. Taber, III
                                          President
   November 6, 1995

     PORTFOLIO MANAGER'S COMMENTS
          The financial markets performed well again during the third quarter. Equities, as measured by the S&P 500, were strong, rising
      7.73%. The continued surge in the stock market was driven primarily by lower-than-expected inflation, coupled with large cash flows into mutual funds. A low inflationary environment tends to boost equity prices because earnings and dividend streams gain value when inflation is low. Strong cash flows into mutual funds also provided fuel for the surging market.
          The U.S. economic outlook will continue to influence the markets because two opposing schools of thought exist between forecasters. The first school of thought expects real GDP growth in the 3% range for the balance of 1995 and continuing into 1996. These forecasters believe the economic slowdown experienced early in the year was a brief inventory correction. This group acknowledges that overall consumer debt is close to historical highs but they do not believe the consumer is over extended. As a matter of fact, they predict that consumers will continue to spend at rates greater than their incomes. The second group of forecasters believes that economic growth will languish in the 2% range. They attribute this in large part to the fact that consumer total debt levels are at historical highs and will need to be cut.
      Group two is also more skeptical about the level of economic growth in Europe and Japan, especially with the strengthened dollar and the potential for strong demand of U.S. exports, a major underpinning of the U.S. economy. Both schools of thought allow for lower levels of inflation, in large measure because labor rates, due to competitive forces, are expected to be modest. The slower growth scenario appears to be most likely at the moment. This is also the most positive environment for financial markets, although the equity market will be more volatile and corporate earnings will become a critical element in equity performance.
          The strong performance of the equity market masked the high level of sector rotation during the quarter. The nation's largest mutual fund groups continued to influence the market with aggressive trading and the willingness to make large sector bets. The technology group is an excellent example of sector rotation. Heavy accumulation by mutual funds over the past 12 months, combined with positive earnings surprises, have rocketed the sector to new highs. Money recently has begun to rotate out of technology stocks and into more defensive issues. This is due in part to positive earning surprises being priced into the stocks and the fact that many mutual funds have heavily overweighted the group. Mixed economic signals during the quarter created sector rotations of lesser magnitude and caused nervous investors to shift back and forth between the economically sensitive group and the defensive group. As the fourth quarter began, the shift to the defensive sectors gained increasing momentum.
          The fund's performance improved during the quarter and was in-line with the market until the last two weeks of September when a surge in the prices of technology and bank stocks pushed the market indices ahead of the portfolio. We believe the fund's performance should improve as a result of the market's recent shift to more defensive stocks, although performance in all equity funds is likely to be bumpy due to aggressive shifting between sectors by nervous investors who are reacting to earnings announcements and the overall investment environment.
STOCK SELECTION
          The ability to generate strong free cash flow and management's utilization of Economic Value Added (EVA) are important factors in our stock selection process. The adoption of EVA is a clear and powerful indication of a management's commitment to improve shareholder value because it encourages corporate managements to invest capital only in projects that produce returns in excess of the cost of capital needed to develop them. Additionally,
2
      this methodology encourages companies to allocate capital to their highest return businesses. The EVA approach has been successfully implemented by companies such as Coca Cola and General Electric. It is a simple concept but complex to initiate, so it is often overlooked by managements. We are surprised that many well-known companies have not earned their cost of capital for years. At the same time, we are impressed by the appreciation of those companies that have successfully made the transition to EVA. After studying the EVA concept for more than two years, we found that it fits well with our investment style and we recently have employed new research tools to help identify those companies' stocks that have successfully implemented EVA. We are excited because many corporations are embracing the concept, which should create significant improvement in their stock prices. Our performance should benefit from the greater use of EVA because it will help detect any change in the financial status of a company.
          There were four significant additions to the portfolio during the quarter: AETNA, COLGATE-PALMOLIVE, TRW, and MONSANTO. These transactions reflect our focus on companies that have a strong financial position and a long-term market leadership role.
      Additionally, they look attractive using our EVA tools.
          After years of underperformance, AETNA is taking meaningful steps to improve shareholder value. With the clear goal of improving both return on assets and stock price, management is considering a number of alternatives to maximize shareholder value. We expect AETNA to sell or spin off low return businesses, such as its property and casualty business, and redeploy the capital in its higher return and faster-growing health insurance subsidiary. If this occurs, the stock's multiple could expand significantly as capital is directed to higher return businesses that receive higher multiples, such as health insurance. The company's current 3.9% dividend yield and solid earnings should limit risk.
          We began to establish smaller positions in three other stocks late in the quarter: COLGATE-PALMOLIVE, MONSANTO, and TRW. COLGATE-PALMOLIVE was added when the stock experienced weakness as earnings estimates were cut in response to slumping profits in Mexico and the initial dilution from the company's acquisition of Kolynos, a major South
      American consumer products company. Excluding these two factors,
      COLGATE'S sales and earnings are growing roughly 10% and 15%, respectively. As 1996 rapidly approaches, we expect the company's reported growth to accelerate materially, leading to a higher stock price. Longer-term, COLGATE'S strong competitive position in developing regions of the world, including South America, Africa, Eastern Europe, and the Far East, should keep earnings at a relatively consistent level of 12-15%.
          MONSANTO has refocused the company dramatically over the past several years. Through a series of acquisitions and divestitures,
      MONSANTO is rapidly becoming a global powerhouse in the farming industry by producing genetically-engineered seeds, weed killers, and food ingredients. Because of their utilization of EVA, we believe
      MONSANTO will make major investments in their high-return agribusiness. Simultaneously, we expect further asset sales of low return segments, such as their chemical division. We expect growth to accelerate over the next several years, reaching 20% by 1997 and beyond, which should push the stock higher over the long term.
          Finally, we began to build a position in TRW, a diversified company which competes in the rapidly growing air bag, space and defense, and information services industries. TRW is the global leader in the manufacturing of automotive engine valves, steering systems, and air bags. TRW'S leadership position is enhanced by its ability to apply the technology used in its defense business to its auto component business. TRW is one of the few U.S. manufacturers of auto components that meet the strict Japanese quality requirements. Since redirecting
                                                                               3
      capital to their highest return businesses four years ago, profitability has improved dramatically and the stock has responded accordingly. We believe investors do not fully comprehend the significant changes the company has made, which should result in improved profitability across the economic cycle.
          During the quarter, we sold our holdings of Nextel, Premier Industrial, and Vastar Resources. The Nextel sale reflected our concern that the company's success was a year to two farther away than we had anticipated. Premier Industrial and Vastar Resources, a spin off of Atlantic Richfield, were both used to fund other buy ideas. We also made significant reductions to holdings of MINNESOTA MINING AND MANUFACTURING, FEDERAL-MOGUL, and WOOLWORTH in order to fund buy ideas with more attractive growth profiles.
LOOKING FORWARD
          We believe that the positives for financial markets will continue to be low inflation and healthy mutual fund cash inflows. Corporate earnings will take center stage in the final quarter of 1995. During the fourth quarter, we expect to see more earnings shortfalls and higher volatility levels, which should create some interesting buying opportunities. The strong mutual fund cash inflows mitigate the risk of a significant correction, although many investors believe a market pause is overdue. While it seems likely that the market could enter a correction phase at any time, it is difficult to make the case for an extensive sell-off. A modest correction of 5-10% would, in fact, be very healthy for the market in the long term because it has been anticipated for so long. The most likely scenario for the balance of the year is a trading range with individual stocks becoming more volatile and the continuation of sector rotation. The U.S. political environment also will have an impact on the markets in the fourth quarter. There are numerous pieces of legislation in Congress, including health care reform, welfare reform, telecommunications reform, and, most importantly, federal budget reform, which will impact the market in both the short and long term. The atmosphere will be highly charged with the Presidential election approaching in 1996. The key for the financial markets will be the passage of budget reform. If a reasonable budget compromise is reached, the market could respond positively, especially if the Federal Reserve blesses the event by reducing short-term interest rates.
          Our focus continues to be finding companies with financially solid businesses and below-average risks. This focus keeps us away from "high fliers," where there is very little room for error, as well as marginal companies whose long-term viability might be in question. Part of our goal is to invest in companies that can capitalize on change, recognizing that the opportunities created by the rapidly changing business environment contain short-term risks to all companies that attempt to adjust. The more serious long-term risk, of course, is not to adjust. We try to position ourselves in companies on the backside of the "wave of change" where the power is greater and the risks are lower. The U.S. has regained its leadership position as the world's most cost-effective producer and innovator. The next challenge requires corporate management, as a whole, to focus more attention on creating value for shareholders. We believe the addition of our EVA tools will provide us with an edge in determining which companies have the greatest potential.
                                                                  J. Eric Leo
      November 6, 1995
      DJIA 4814.01
4

     PERFORMANCE INFORMATION
     LEGG MASON INVESTORS TRUST, INC.
     AMERICAN LEADING COMPANIES TRUST
TOTAL RETURN FOR ONE YEAR AND LIFE OF FUND, AS OF SEPTEMBER 30, 1995
          The returns shown below are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
          The fund's total returns as of September 30, 1995 were as follows:

                                     CUMULATIVE     AVERAGE ANNUAL
                                    TOTAL RETURN     TOTAL RETURN
      One Year                           +14.68%           +14.68%
      Life of Fund(dagger)               +15.55             +7.19

      (dagger) Fund inception -- September 1, 1993.

SELECTED PORTFOLIO PERFORMANCE
      Top Ten Holdings
       1. AT&T Corp.
       2. Aetna Life & Casualty
       3. Avon Products, Inc.
       4. Emerson Electric Co.
       5. Bausch & Lomb Incorporated
       6. McCormick & Company, Incorporated
       7. Union Pacific Corporation
       8. American Greetings Corporation
       9. J. P. Morgan & Co. Incorporated
      10. American Brands, Inc.

      Strong Performers for the 3rd quarter 1995*
      Southern Pacific Rail Corporation
      AT&T Corp.
      Union Pacific Corporation

      Weak Performers for the 3rd quarter 1995*
      Corning, Incorporated
      AMP, Inc.
      Heilig-Meyers Company
      Buenos Aires Embotelladora S.A. ADS
      *SECURITIES HELD FOR THE ENTIRE QUARTER.

PORTFOLIO CHANGES
      Securities Added
      Aetna Life & Casualty Co.
      TRW Inc.
      Colgate-Palmolive Company
      Monsanto Co.
      Securities Sold
      Vastar Resources Inc.
      Federal Mogul Corporation
      NEXTEL Communications, Inc.
      Premier Industrial Corporation
                                                                               5

     STATEMENT OF NET ASSETS
     LEGG MASON INVESTORS TRUST, INC.
     AMERICAN LEADING COMPANIES TRUST
     SEPTEMBER 30, 1995 (UNAUDITED)

       (Amounts in Thousands)                 Shares    Value
COMMON STOCKS AND EQUITY INTERESTS -- 93.7%
Aerospace -- 1.9%                                18     $1,339
TRW Inc.
Auto and Automotive Parts -- 1.6%
Chrysler Corporation                             11        604
Federal-Mogul Corporation                        25        482
                                                         1,086
Banking -- 3.9%
First Union Corporation                          15        765
J.P. Morgan & Co. Incorporated                   25      1,934
                                                         2,699
Chemicals -- 1.5%
Monsanto Co.                                     10      1,008
Computer Services and Systems -- 2.3 %
Diebold, Incorporated                            35      1,623
Consumer Durables -- 1.2%
Heilig-Meyers Company                            35        814
Cosmetics -- 3.1%
Avon Products, Inc.                              30      2,152
Defense -- 3.4%
Litton Industries, Inc.                          35      1,522A
Raytheon Company                                 10        850
                                                         2,372
Electrical Equipment -- 5.6%
AMP Incorporated                                 46      1,771
Emerson Electric Co.                             30      2,145
                                                         3,916
Entertainment -- 1.3%
The Walt Disney Company                          16        918
Food, Beverage and Tobacco -- 10.6%
American Brands, Inc.                            45      1,901
Buenos Aires Embotelladora S.A. ADS              35        814
CPC International Inc.                           20      1,320
McCormick & Company, Incorporated                85      2,029
Philip Morris Companies Inc.                     15      1,253
                                                         7,317
       (Amounts in Thousands)                 Shares    Value
Health Care -- 3.0%
Bausch & Lomb Incorporated                       50     $2,069
Household Products -- 1.9%
Colgate-Palmolive Company                        20      1,333
Industrial Machinery -- 2.6%
Varity Corporation                               40      1,780A
Insurance -- 10.5%
Aetna Life & Casualty                            31      2,275
American General Corporation                     40      1,495
First Colony Corporation                         50      1,350
Lincoln National Corporation                     20        942
The PMI Group, Inc.                              25      1,184
                                                         7,246
Metals and Mining -- 1.5%
Cleveland-Cliffs Inc.                            25      1,028
Multi-Industry -- 9.6%
Alco Standard Corporation                        15      1,271
Corning Incorporated                             60      1,717
Eastman Kodak Company                            15        889
Minnesota Mining and Manufacturing
  Company                                        20      1,130
Rockwell International Corporation               35      1,654
                                                         6,661
Oil and Oil Services -- 6.7%
Texaco Inc.                                      20      1,293
Unocal Corporation                               60      1,710
Western Atlas Inc.                               35      1,658A
                                                         4,661
Pharmaceuticals -- 3.3%
Eli Lilly and Company                            10        899
Guidant Corporation                              12        343
Pfizer Inc.                                      20      1,067
                                                         2,309
Publishing -- 2.9%
American Greetings Corporation                   65      1,983
Railroads and Equipment -- 4.4%
Southern Pacific Rail Corporation                45      1,091A
Union Pacific Corporation                        30      1,988
                                                         3,079

6

       (Amounts in Thousands)                 Shares    Value
Retail Sales -- 2.5%
Kmart Corporation                              100     $ 1,450
Woolworth Corporation                           20         315
                                                         1,765
Telecommunications -- 8.4%
AT&T Corp.                                      35       2,301
BCE Inc.                                        40       1,335
GTE Corporation                                 35       1,374
MCI Communications Corporation                  30         782
                                                         5,792
Total Common Stocks and Equity
  Interests
  (Identified Cost -- $56,404)                          64,950

PREFERRED STOCK -- 1.3%
Sonoco Products Company
  $2.25 Series A Cum. Cv.
  (Identified Cost -- $752)                     15         904

                                           Principal
                                            Amount
U.S. GOVERNMENT OBLIGATION -- 1.5%
Student Loan Marketing
  Association
  6.04%(B)      5-1-96
  (Identified Cost -- $1,002)              $ 1,000       1,003

                                           Principal
(Amounts in Thousands)                      Amount       Value
REPURCHASE AGREEMENT -- 3.2%
Prudential Securities, Inc.
  6.25% dated 9-29-95, to be
  repurchased at $2,252 on
  10-2-95 (Collateral: $2,292
  Federal Home Loan Mortgage
  Corporation Mortgage-backed
  securities, 7.5% due 10/1/24,
  value $2,317)
  (Identified Cost -- $2,251)              $ 2,251     $ 2,251
Total Investments -- 99.7%
  (Identified Cost -- $60,409)                          69,108
Other Assets Less
  Liabilities -- 0.3%                                      241
NET ASSETS CONSISTING OF:
Accumulated paid-in capital
  applicable to 6,118 shares
  outstanding                               61,261
Undistributed net investment
  income                                       173
Accumulated net realized loss on
  investments                                 (784)
Unrealized appreciation of
  investments                                8,699
NET ASSETS -- 100%                                     $69,349
NET ASSET VALUE PER SHARE                               $11.34

     (A) NON-INCOME PRODUCING.
     (B) THE RATE OF INTEREST EARNED IS TIED TO THE 3-MONTH TREASURY BILL INDEX AND THE COUPON RATE SHOWN IS THE RATE AT SEPTEMBER 30, 1995.
         SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               7

     STATEMENT OF OPERATIONS
     LEGG MASON INVESTORS TRUST, INC.
     AMERICAN LEADING COMPANIES TRUST
     FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)

     (Amounts in Thousands)
INVESTMENT INCOME:
        Dividends                                               $  769
        Interest                                                   123
          Total investment income                                            $   892
EXPENSES:
        Management fee                                             245
        Distribution and service fees                              326
        Transfer agent and shareholder servicing expense            37
        Reports to shareholders                                     30
        Legal and audit fees                                        27
        Custodian fee                                               22
        Registration fees                                           14
        Organization expense                                         9
        Directors' fees                                              4
        Other expenses                                               2
                                                                   716
        Less fees waived                                           (80)
          Total expenses, net of waivers                                         636
      NET INVESTMENT INCOME                                                      256
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
        Realized loss on investments                              (304)
        Change in unrealized appreciation of investments         7,355
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                          7,051
      INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 7,307

     STATEMENT OF CHANGES IN NET ASSETS
     LEGG MASON INVESTORS TRUST, INC.
     AMERICAN LEADING COMPANIES TRUST

                                                                                For the                  For the
                                                                            Six Months Ended            Year Ended
     (Amounts in Thousands)                                                September 30, 1995         March 31, 1995
                                                                              (Unaudited)
CHANGE IN NET ASSETS:
      Net investment income                                                      $   256                  $   694
      Net realized loss on investments                                              (304)                    (439)
      Increase in appreciation of investments                                      7,355                    3,246
      Change in net assets resulting from operations                               7,307                    3,501
      Net equalization credits                                                       --                         6
      Distributions to shareholders from net investment income                      (331)                    (645)
      Increase in net assets from Fund share transactions                          2,388                    2,101
        Increase in net assets                                                     9,364                    4,963
NET ASSETS:
      Beginning of period                                                         59,985                   55,022
      End of period (including undistributed net investment income
        of $173 and $248, respectively)                                          $69,349                  $59,985

     SEE NOTES TO FINANCIAL STATEMENTS.
8

     FINANCIAL HIGHLIGHTS
     LEGG MASON INVESTORS TRUST, INC.
     AMERICAN LEADING COMPANIES TRUST
         Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                        For the                For the           September 1, 1993*
                                                                    Six Months Ended          Year Ended                 to
                                                                   September 30, 1995       March 31, 1995         March 31, 1994
                                                                      (Unaudited)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                               $10.18                 $ 9.69                 $10.00
      Net investment income(A)                                              .041                  0.12                   0.059
      Net realized and unrealized gain (loss) on investments               1.174                  0.48                  (0.344)
      Total from investment operations                                     1.215                  0.60                  (0.285)
      Distributions to shareholders from net investment income            (0.055)                (0.11)                 (0.025)
      Net asset value, end of period                                     $11.34                 $10.18                 $ 9.69
      Total return                                                        11.96%(C)               6.24%                 (2.86)%(C)

      RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                                                           1.95%(A,B)             1.95%(A)               1.95%(A,B)
        Net investment income                                              0.78%(A,B)             1.21%(A)               1.14%(A,B)

      Portfolio turnover rate                                             39.54%(B)              30.5%                  21.0%(B)
      Net assets, end of period (in thousands)                          $69,349                $59,985                $55,022

     * COMMENCEMENT OF OPERATIONS.
   (A) NET OF FEES WAIVED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 1.95% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY THE ADVISER, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD SEPTEMBER 1, 1993 TO MARCH 31, 1994, THE YEAR ENDED MARCH 31, 1995 AND THE SIX MONTHS ENDED SEPTEMBER 30, 1995 WOULD HAVE BEEN 2.28%, 2.12% AND 2.19%, RESPECTIVELY.
   (B) ANNUALIZED.
   (C) NOT ANNUALIZED.
       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               9

     NOTES TO FINANCIAL STATEMENTS
     LEGG MASON INVESTORS TRUST, INC.
     AMERICAN LEADING COMPANIES TRUST
     (Amounts in Thousands)  (Unaudited)
1. SIGNIFICANT ACCOUNTING POLICIES:
          The Legg Mason Investors Trust, Inc. ("Trust") is registered under the Investment Company Act of 1940, as amended. The Legg Mason American Leading Companies Trust ("Fund"), a diversified, open-end management investment company, is currently the only portfolio established by the Trust. The Fund was organized on May 5, 1993 and had no operations prior to September 1, 1993, other than those related to organizational matters. Security Valuation
          Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities are valued at cost which, when combined with accrued interest receivable, approximates current value.
      Dividends and Distributions to Shareholders
          Dividend and interest income and expenses are recorded on the accrual basis. Net investment income for dividend purposes consists of dividends and interest earned, less expenses.
          Dividends from net investment income and distributions from capital gains are recorded on the ex-dividend date. Distributions from net capital gains will be made annually. Additional distributions will be made when necessary.
      Security Transactions
          Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. At September 30, 1995, $747 was payable for securities purchased but not yet received.
      Repurchase Agreements
          All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.
      Deferred Organizational Expenses
          Deferred organizational expenses of $89 are being amortized on a straight-line basis over 5 years commencing on the date operations began. Federal Income Taxes
          No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.
      Equalization
          In prior years, the Fund followed the practice of equalization by which a portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income. In the current fiscal year ending March 31, 1996, the Fund discontinued the practice of equalization, resulting in a reclassification of $39 from undistributed net income to accumulated paid-in capital.
2. INVESTMENT TRANSACTIONS:
          Investment transactions for the six months ended September 30, 1995 (excluding short-term securities) were as follows:

         Purchases                           $ 15,015
         Proceeds from sales                    3,658

          At September 30, 1995, the cost of securities for federal income tax purposes was $60,409. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,834 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,135. The net unrealized appreciation for tax purposes is $8,699.
3. FUND SHARE TRANSACTIONS:
          At September 30, 1995, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Trust (including the Fund). Transactions in Fund shares were as follows:

                                 For the
                            Six Months Ended          For the
                              September 30,          Year Ended
                                  1995             March 31, 1995
                            Shares    Amount     Shares     Amount
      Sold                    837     $ 8,952     1,404    $ 13,743
      Reinvestment of
        distributions          30         323        66         638
      Repurchased            (640)     (6,887)   (1,258)    (12,280)
      Net increase            227     $ 2,388       212    $  2,101

     LEGG MASON INVESTORS TRUST, INC.
     AMERICAN LEADING COMPANIES TRUST
     (Amounts in Thousands)
4. TRANSACTIONS WITH AFFILIATES:
          The Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Fund. Under this agreement, the Manager provides the Fund with management and administrative services for which the Fund pays a fee at an annual rate of 0.75% of average daily net assets, calculated daily and payable monthly. At September 30, 1995, $22 was due to the Manager. The agreement with the Manager provides that expense reimbursements be made to the Fund for expenses which in any month are in excess of an annual rate of 1.95%, based on average daily net assets. For the six months ended September 30, 1995, advisory fees of $80 were waived.
          Legg Mason Capital Managment, Inc. ("Adviser"), a corporate affiliate of the Manager and Legg Mason, serves as investment adviser to the Fund.
      The Adviser is  responsible for  the actual  investment activity   of the
      Fund, for which the Manager (not the Fund) pays the Adviser a fee at an annual rate equal to 40% of the fee received by the Manager.
          Legg Mason, as distributor of the Fund, receives an annual distribution fee of 0.75% and an annual service fee of 0.25% of the Fund's average daily net assets, calculated daily and payable monthly. At September 30, 1995, $57 was due to the distributor. Legg Mason also has an agreement with the Fund's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $11 by the transfer agent for the six months ended September 30, 1995. No brokerage commissions were paid to Legg Mason or its affiliates during the six months ended
      September 30, 1995.
                                                                              11